Exhibit 99.2

Q2 2021 Earnings call August 12, 2021 Q3 2021 Earnings call November 15, 2021

1 Important notices Forward looking statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding FREYR’s plans for 100% decarbonization of cobalt and other battery materials; FREYR’s development of a local sustainable battery value chain; the pursuit of sustainable - linked financing options; the timing and projected GWh of estimated potential cumulative demand in relation to offtake agreements; future estimates of generating free cash flow from operations; future selling, general and administrative (“SG&A”) expenses; the development, timeline, capacity and other usefulness of FREYR’s CQP and planned Gigafactories; progress to complete CQP equipment tenders and progress of tendering for the subsequent Gigafactories; progress and development of customer offtake agreements and supply chain partnerships; the development and growth of FREYR's target markets; the scale and arrangements for any FREYR production facilities in North America; the progress and development of FREYR’s partnerships and strategic growth plans in Finland; the development and commercialization of 24M Technologies, Inc.’s (“24M”) SemiSolid technology; FREYR’s manufacturing capacity relative to other market participants; and the development of customer and supplier relationships are forward - looking statements. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including that our joint venture may not occur on the expected timeline or at all, and that the joint venture may not be successful. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in FREYR’s Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on August 9, 2021, as amended, and available on the SEC’s website at www.sec.gov . Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could different materially from those expressed in any forward - looking statements.

Today’s Agenda • Business update • Operations update • 24M Technologies spotlight • Financials and outlook

FREYR is Making Significant Progress towards Commercialization

Commercial and Strategic Progress

- Negotiating offtake agreements in excess of 150 GWh between 2023 and 2030
- Koch Strategic Platforms U.S. joint venture established
- Accelerating capacity expansion plans in the U.S. and Finland

Building operational foundation

- Construction of Customer Qualification Plant on schedule for 2H 2022 start-up
- Glencore supply agreement signed for initial cobalt needs through 2028

Developing and Financing Expansion to Scale

- Concept selection supporting 2H 2023 start-up for planned combined Gigafactories 1 and 2 in Mo i Rana
- Developing debt-based financing solutions supporting FID on combined Gigafactories 1 and 2 planned for 1H 2022

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FREYR

Pronounced battery market short supports high - grading of customer portfolio to drive value 5 Growing Pipeline of Commercial Opportunities Opportunities Technical review Commercial negotiations Conditional offtake agreements >60 prospective customers Dialogues include technical review, commercial negotiations and advanced offtake negotiations 25 prospective customers >3,000 GWh of estimated potential cumulative demand between 2024 - 2030 Seven offtake agreement negotiations ongoing >100 GWh of estimated potential cumulative demand between 2023 - 2030 Two conditional offtake agreements in advanced stages of negotiations >50 GWh of potential demand

6 Establishing a Sustainable Supply Chain Supply contract with Glencore for responsible sourcing of key battery materials • Contracted up to 1,500 metric tons of recycled, sustainably sourced cobalt metal cut cathodes • Produced at Glencore’s Nikkelverk facility in Norway • Joint ambition to reach 100% decarbonization of cobalt and other batter materials • Underscores shared commitment to responsible, decarbonized battery production • Initial step by FREYR to develop localized, clean Nordic battery value chain

FREYR and Koch Strategic Platforms announce formation of U.S. JV and investments in 24M Technologies October 2021 7 FREYR’s Progress and Anticipated Road to Commercialization Focused on milestones to achieve Final Investment Decision for Gigafactories 1 and 2 July 2021 FREYR and Alussa Energy complete business combination; FREY lists on NYSE November 2021 Decision Gate 2 on Gigafactories 1 - 2 In Mo i Rana (concept selection) 1H 2022 Targeted FID on Gigafactories 1 - 2 Finalize conditional offtake agreements with multiple customers November 2021 – March 2022 Targeted start up of combined Gigafactories 1 - 2 2H 2023

8 Positioned for Growth in the U.S. Exploring new opportunities through joint venture with Koch Strategic Platforms Targeting stage - gated Gigafactory development of clean batteries in the U.S. JV partners leveraging existing relationships with key potential U.S. - based customers Strategic alignment through investment in U.S. - based technology partner 24M Initial 50 GWh capacity

9 Potential for Strategic Growth in Finland Evaluating new opportunities to develop additional capacity within Nordic battery hub • MOUs in place with Finnish Minerals Group and City of Vaasa • Targeted development aligns with strategic mandate for localized value chains • Accelerating work to potentially develop giga factories at 90 Ha secured site 1 Mo i Rana, Norway Project development Oslo, Norway Headquarters Vaasa, Finland New opportunity 1 These terms are included in the MOU with the City of Vaasa.

10 Operations Update CQP on schedule for 2H 2022 start - up • Initial site preparation completed • Critical path equipment scheduled for delivery in 1H 2022 Combining Gigafactories 1 and 2 • Targeting nameplate capacity uplift versus prior estimate of 13 GWh • Proceeding to concept selection based on updated production line configurations and enhanced 24M cell design Advancing development of CQP and combined Gigafactories 1 and 2 on parellel paths

11 Operations Update Securing sustainable raw materials supply • Finalizing offtake agreement • Recycled and sustainably sourced cobalt • Five of 13 inputs to CQP secured through contracts Examining downstream integration • Advancing pack and module partnerships with emerging customers and suppliers Pursuing localization of supply chains • Exploring opportunities to secure decarbonized raw materials • Raw materials suppliers will be qualified through 24M with CQP Advancing strategic initiatives to develop clean battery supply chains

24M Technologies: FREYR's U.S.-Based Innovation Partner

SemiSolid™ technology designed to deliver improvements in performance, safety, and cost

24M Technology Highlights

Innovative design: Thicker electrode cells expected to reduce material costs

Flexibility: Intend to deploy at commercial scale across ESS, commercial mobility and EV market applications

Adaptability: Chemistry agnostic platform supports next-generation cell technologies as they are developed

Efficiency: Reduces manufacturing process from 15 to 5 steps, potentially resulting in highermanufacturing yields

Sustainability: Binder free electrodes designed to facilitate higher recycling yields


Conventional Cell Production
15 production steps (including solvent recovery)
Electrode Creation
Solvent Recovery
Anode Mix Coat Dry Inspect Slit Calendar Die Punch Clean Vacuum Dry
Cathode Mix Coat Dry Inspect Slit Calendar Die Punch Clean Vacuum Dry
Solvent Recovery
Cell Assembly
Stack Weld Insert Electrolyte
Multiple thin layers
Conductor
Electrode
Separator
Electrode
Conductor
Repeating structure
Cylindric cell
Prismatic cell
Pouch cell

Vs.


FREYR Cell Production
5 production steps
Electrode Creation
Anode Mix Coat
Cathode Mix Coat
Cell Assembly
Stack Weld Insert
Few and thick layers
Conductor
Electrode
Separator
Electrode
Conductor
Prismatic cell
Pouch cell

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FREYR

13 Financial Update FREYR 2Q – 3Q Cash Bridge Making investments to facilitate next phases of commercial and organizational development Strong Liquidity and Balance Sheet • Ended 3Q 2021 with $623.5 million of cash, cash equivalents and restricted cash Financing • Developing debt - based financing solutions to facilitate planned FID on Gigafactories 1 and 2 in 1H 2022 Near - term priorities • Minimizing cash burn during organizational build out • 4Q 2021 SG&A expense projected in line with 3Q 2021 Long - term objective • Optimize cost of capital while funding capacity expansion

14 Key Strategic Priorities Capitalize on building commercial momentum • Leverage customer endorsements to expand market share in ESS and commercial mobility segments • Convert initial offtake agreements to binding sales contracts and secure additional offtake commitments Implement diversification strategy • Accelerate commercial scale development of capacity in Norway, the U.S. and Finland • Geographic diversification creates strategic options and expands universe of emerging customers Drive capital efficiency • Pursue sustainability - linked financing options • Optimize plant configurations and supply chain to generate strong returns On track to establish 83 GWh of clean battery production globally by 2028

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